Exhibit 99.1

Director Form

SEMILEDS CORPORATION 2010 EQUITY INCENTIVE PLAN

NOTICE OF STOCK UNIT GRANT

You have been granted the right to receive an Award of Stock Units under the SemiLEDs Corporation 2010 Equity Incentive Plan (the “Plan”) as follows:

Participant Name:

Date of Grant:

Vesting Commencement Date:

Number of Stock Units:

Vesting Schedule:

Subject to any acceleration provisions contained in the Plan or set forth below, the Stock Units will vest in accordance with the following schedule:

[Alternative 1: Twenty-five percent (25%) of the Stock Units shall vest in each of [YEAR], [YEAR], [YEAR] and [YEAR] on the date that is the earlier of (i) the annual anniversary of the Vesting Commencement Date and (ii) the date of the Annual Meeting of Stockholders for such year, so long as Participant provides continuous “Service” (as defined in the Plan) through each such date.]/OR/[Alternative 2: One hundred percent (100%) of the Stock Units shall vest on the date that is the earlier of (i) the one (1) year anniversary of the Vesting Commencement Date and (ii) the date of the [YEAR] Annual Meeting of Stockholders, so long as Participant provides continuous “Service” (as defined in the Plan) through such date.]

Notwithstanding the foregoing, in the event of a Change in Control (as defined in the Plan) and so long as Participant remains in continuous Service through the closing of such Change in Control, 100% of the Stock Units shall immediately vest.

In the event of Participant’s termination of Service for any or no reason before Participant vests in the Stock Units, the Stock Units and Participant’s right to acquire any Common Shares hereunder will immediately terminate.

By Participant’s signature and the signature of the representative of SemiLEDs Corporation (the “Company”) below, Participant and the Company agree that this Award of Stock Units is granted under and governed by the terms and conditions of the Plan and the Stock Unit Agreement (the “Agreement”), both of which are attached to and made a part of this document.  Participant has reviewed the Plan and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and the Agreement.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Compensation Committee (the “Committee”) upon any questions relating to the Plan and the Agreement.

Participant further agrees that the Company may deliver by email all documents relating to the Plan or this Award of Stock Units (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  Participant also agrees that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify Participant by email.

Participant further agrees to comply with the Company’s Securities Trading Policy when selling shares of the Company’s Common Stock.

PARTICIPANT:	SEMILEDS CORPORATION

Signature	By

Title

SEMILEDS CORPORATION 2010 EQUITY INCENTIVE PLAN

STOCK UNIT AGREEMENT

1.             Grant.  The Company hereby grants to the individual named in the Notice of Stock Unit Grant of this Agreement (the “Participant”) under the Plan an Award of Stock Units, subject to all of the terms and conditions in this Agreement and the Plan, which is incorporated herein by reference.  Subject to Article 15 of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan will prevail.

2.             Company’s Obligation to Pay.  Each Stock Unit represents the right to receive a Common Share on the date it vests.  Unless and until the Stock Units will have vested in the manner set forth in Section 3, Participant will have no right to payment of any such Stock Units.  Prior to actual payment of any vested Stock Units, each such Stock Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.  Any Stock Units that vest in accordance with Sections 3 or 4 will be paid to Participant (or in the event of Participant’s death, to his or her estate) in whole Common Shares, subject to Participant satisfying any applicable tax withholding obligations as set forth in Section 7.  Subject to the provisions of Section 4, such vested Stock Units will be paid in Common Shares within the first open trading window following the vesting date, but in no event later than the fifteenth (15th) day of the third (3rd) month following the end of the Company’s tax year that includes the vesting date.

3.             Vesting Schedule.  Except as provided in Section 4, and subject to Section 5, the Stock Units awarded by this Agreement will vest in accordance with the vesting provisions set forth in the Notice of Stock Unit Grant.  Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Agreement, unless Participant has been in continuous Service from the Date of Grant until the date such vesting occurs.

4.             Committee Discretion.  The Compensation Committee (the “Committee”), in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Stock Units at any time, subject to the terms of the Plan.  If so accelerated, such Stock Units will be considered as having vested as of the date specified by the Committee; provided, however, if the Award is “deferred compensation” within the meaning of Section 409A, the payment of such accelerated portion of the Stock Units nevertheless shall continue to be made at the same time or times as provided in Section 2 above, including any necessary application of the six-month delay provided herein, unless an earlier payment date, in the judgment of the Committee, would not cause the Participant to incur an additional tax under Section 409A.

Notwithstanding anything in the Plan or this Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Stock Units is accelerated in connection with Participant’s termination of Service (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company, it its sole discretion), other than due to death, and if (x) Participant is a “specified employee”

within the meaning of Section 409A at the time of such termination of Service and (y) the payment of such accelerated Stock Units will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following Participant’s termination of Service, then the payment of such accelerated Stock Units will not be made until the date six (6) months and one (1) day following the date of Participant’s termination of Service, unless the Participant dies following his or her termination of Service, in which case, the Stock Units will be paid in Common Shares to the Participant’s estate as soon as practicable following his or her death.  It is the intent of this Agreement to comply with the requirements of Section 409A so that none of the Stock Units provided under this Agreement or Common Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply.  For purposes of this Agreement, “Section 409A” means Section 409A of the Code, and the final Treasury Regulations and any guidance promulgated thereunder or any state law equivalent, as each may be amended from time to time.

5.             Forfeiture upon Termination of Status of Service.  Notwithstanding any contrary provision of this Agreement, the balance of the Stock Units that have not vested as of the time of Participant’s termination of Service for any or no reason and Participant’s right to acquire any Common Shares hereunder will immediately terminate.

6.             Death of Participant.  Any distribution or delivery to be made to Participant under this Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate.  Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

7.             Withholding of Taxes.  Notwithstanding any contrary provision of this Agreement, no certificate representing the Common Shares will be issued to Participant, unless and until satisfactory arrangements (as determined by the Committee) will have been made by Participant with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to such Common Shares.  The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Participant to satisfy such tax withholding obligation, in whole or in part (without limitation) by (a) paying cash, (b) electing to have the Company withhold otherwise deliverable Common Shares having a Fair Market Value equal to the minimum amount required to be withheld, (c) delivering to the Company already vested and owned Common Shares having a Fair Market Value equal to the amount required to be withheld, or (d) selling a sufficient number of such Common Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld.  To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any tax withholding obligations by reducing the number of Common Shares otherwise deliverable to Participant.  If Participant fails to make satisfactory arrangements for the payment of any required tax withholding obligations hereunder at the time any applicable Stock Units otherwise are scheduled to vest pursuant to Sections 3 or 4, Participant will permanently forfeit such Stock Units and any right to receive Common Shares thereunder and the Stock Units will be returned to the Company at no cost to the Company.

8.             Rights as Stockholder.  Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Common Shares deliverable hereunder unless and until certificates representing such Common Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant.  After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Common Shares and receipt of dividends and distributions on such Common Shares.

9.             No Guarantee of Continued Service.  PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY PARTICIPANT’S CONTINUOUS SERVICE AT THE WILL OF THE COMPANY (OR THE PARENT, SUBSIDIARY OR AFFILIATE EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OF STOCK UNITS OR ACQUIRING SHARES HEREUNDER.  PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

10.           Address for Notices.  Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company, in care of Stock Administration at SemiLEDs Corporation, at 3F, No. 11 Ke Jung Rd., Chu-Nan Site, Hsinchu Science Park, Chu-Nan 350, Miao-Li County, Taiwan, R.O.C., or at such other address as the Company may hereafter designate in writing.

11.           Grant is Not Transferable.  Except to the limited extent provided in Section 6, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process.  Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

12.           Binding Agreement.  Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

13.           Additional Conditions to Issuance of Stock.  If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Common Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Common Shares to Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company.  Where the Company determines that the delivery of the payment of any Common Shares will violate federal securities laws or other applicable laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Common Shares will no longer cause such violation.  The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

14.           Plan Governs.  This Agreement is subject to all terms and provisions of the Plan.  In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.  Capitalized terms used and not defined in this Agreement will have the meaning set forth in the Plan.

15.           Committee Authority.  The Committee will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Stock Units have vested).  All actions taken and all interpretations and determinations made by the Committee in good faith will be final and binding upon Participant, the Company and all other interested persons.  No member of the Committee will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

16.           Electronic Delivery.  The Company may, in its sole discretion, decide to deliver any documents related to Stock Units awarded under the Plan or future Stock Units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means.  Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

17.           Captions.  Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

18.           Agreement Severable.  In the event that any provision in this Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement.

19.           Amendment, Suspension or Termination of the Plan.  By accepting this Award, Participant expressly warrants that he or she has received an Award of Stock Units under the Plan, and has received, read and understood a description of the Plan.  Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

20.           Entire Agreement; Modifications to the Agreement; Governing Law.  This Agreement constitutes the entire understanding of the parties on the subjects covered.  Participant expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein.  Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.  Notwithstanding anything to the contrary in the Plan or this Agreement, the Company reserves the right to revise this Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection to this Award of Stock Units.  This Agreement will be governed by the laws of the State of Delaware, without giving effect to the conflict of law principles thereof.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.